   As filed with the Securities and Exchange Commission on November 26, 2002


                                                             File No. 001-31449

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM 10/A

                                Amendment No. 2


                  GENERAL FORM FOR REGISTRATION OF SECURITIES

    Pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934

                               -----------------

                          Texas Genco Holdings, Inc.
            (Exact name of registrant as specified in its charter)

                         Texas                         76-0695920
              (State or other jurisdiction          (I.R.S. Employer
           of incorporation or organization)     Identification Number)

                     1111 Louisiana
                     Houston, Texas                      77002
        (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code: (713) 207-1111


                               -----------------

       Securities to be registered pursuant to Section 12(b) of the Act:

                                             Name of each exchange on which
     Title of each class to be so registered each class is to be registered
     --------------------------------------- ------------------------------
     Common Stock, par value $.001 per share    New York Stock Exchange

       Securities to be registered pursuant to Section 12(g) of the Act:

                                     None

================================================================================

                               EXPLANATORY NOTE

   This registration statement has been prepared on a prospective basis on the assumption that, among other things, the distribution of shares of Texas Genco Holdings, Inc. common stock to the shareholders of CenterPoint Energy, Inc. described in the accompanying Information Statement and the related transactions contemplated to occur prior to or contemporaneously with the distribution will be consummated as contemplated in the Information Statement. There can be no assurance, however, that any or all such transactions will occur or will occur as so contemplated. Any significant modifications or variations in the transactions contemplated will be reflected in an amendment or supplement to this registration statement and the related Information Statement.

                          Texas Genco Holdings, Inc.

          Information included in accompanying Information Statement and incorporated herein by reference.

   Cross-reference sheet between Information Statement and Items of Form 10

   We have filed an Information Statement as Exhibit 99.1 to this Form 10. For your convenience we have provided below a cross-reference sheet identifying where the items required by Form 10 can be found in the Information Statement.

ITEM 1.  Business.

   The information required by this item is contained under the sections "Summary--Our Business," "Summary--Our Relationships With CenterPoint Energy and Reliant Resources," "Risk Factors" and "Our Business" of the Information Statement. Those sections are incorporated herein by reference.

ITEM 2.  Financial Information.

   The information required by this item is contained under the sections "Summary--Summary Financial Data," "Risk Factors--Market Risks," "Selected Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Information Statement. Those sections are incorporated herein by reference.

ITEM 3.  Properties.

   The information required by this item is contained under the sections "Our Business--Our Generation Portfolio" and "Our Business--Properties" of the Information Statement. Those sections are incorporated herein by reference.

ITEM 4.  Security Ownership of Certain Beneficial Owners and Management.

   The information required by this item is contained under the sections "Our Management--Stock Ownership of Directors and Executive Officers," "Our Relationships with CenterPoint Energy and Reliant Resources--Reliant Resources Option" and "Ownership of Texas Genco Common Stock" of the Information Statement. Those sections are incorporated herein by reference.

ITEM 5.  Directors and Executive Officers.

   The information required by this item is contained under the section "Our Management" of the Information Statement. That section is incorporated herein by reference.

ITEM 6.  Executive Compensation.

   The information required by this item is contained under the sections "Our Management--Compensation of Executive Officers," "Our Management--Summary Compensation Table," "Our Management--Grants of CenterPoint Energy Stock Options During 2001," "Our Management--2001 Year End CenterPoint Energy Option Values," "Our Management--CenterPoint Energy Long-Term Incentive Plan--Awards in 2001," and "Our Management--Executive Compensation Following the Distribution" of the Information Statement. Those sections are incorporated herein by reference.

ITEM 7.  Certain Relationships and Related Transactions.

   The information required by this item is contained under the sections "Summary--Our Relationships with CenterPoint Energy and Reliant Resources," "Risk Factors--Risks Related to Our Relationships with CenterPoint Energy and Reliant Resources," "Our Relationships With CenterPoint Energy and Reliant Resources" and "Ownership of Texas Genco Common Stock" of the Information Statement. Those sections are incorporated herein by reference.

ITEM 8.  Legal Proceedings.

   The information required by this item is contained under the sections "Our Business--Legal Proceedings" and "Our Business--Environmental Matters" of the Information Statement. Those sections are incorporated herein by reference.

ITEM 9.  Market Price of and Dividends on the Registrant's Common Equity and
                Related Stockholder Matters.

   The information required by this item is contained under the sections "Dividend Policy," "Our Relationships with CenterPoint Energy and Reliant Resources--Reliant Resources Option" and "Ownership of Texas Genco Common Stock" of the Information Statement. Those sections are incorporated herein by reference.

ITEM 10.  Recent Sales of Unregistered Securities.

   Not applicable.

ITEM 11.  Description of Registrant's Securities to be Registered.

   The information required by this item is contained under the sections "Ownership of Texas Genco Common Stock" and "Description of Texas Genco's Capital Stock" of the Information Statement. Those sections are incorporated herein by reference.

ITEM 12.  Indemnification of Directors and Officers.

   The information required by this item is contained under the section "Description of Texas Genco's Capital Stock--Limitation on Liability of Directors" of the Information Statement. That section is incorporated herein by reference.

ITEM 13.  Financial Statements and Supplementary Data.

   The information required by this item is contained under the sections "Summary--Summary Financial Data," "Capitalization," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Information Statement and in the consolidated financial statements and related notes included in the Information Statement. Those sections and financial statements are incorporated herein by reference.

ITEM 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

   Not applicable.

ITEM 15.  Financial Statements and Exhibits.

   (a) Financial Statements

   The information required by this item is contained under the section "Index to Financial Statements" beginning on page F-1 of the Information Statement. That section is incorporated herein by reference.

   (b) The following documents are filed as exhibits hereto:


Exhibit
  No.                                               Description
  ---                                               -----------

  3.1**   Form of Amended and Restated Articles of Incorporation

  3.2**   Form of Amended and Restated Bylaws

  4.1     Specimen Stock Certificate

 10.1     Form of Genco Separation Agreement

 10.2+    Texas Genco Option Agreement (incorporated by reference to Exhibit 10.4 of CenterPoint Energy
            Houston Electric, LLC's (Reliant Energy, Incorporated) ("REI") Form 10-Q for the quarter ended
            March 31, 2001, File No. 1-3187)

 10.3**   Form of Transition Services Agreement

 10.4+    Technical Services Agreement (incorporated by reference to Exhibit 10.3 of REI's Form 10-Q for the quarter ended March 31, 2001, File No. 1-3187)

 10.5**   Form of Tax Allocation Agreement

 10.6(a)+ Executive Benefit Plan of CenterPoint Energy, Inc. ("CenterPoint") and First and Second
            Amendments thereto effective as of June 1, 1982, July 1, 1984 and May 7, 1986, respectively
            (incorporated by reference to Exhibits 10(a)(1), (a)(2) and (a)(3) of Houston Industries
            Incorporated's ("HI") Form 10-Q for the quarter ended March 31, 1987, File. No. 1-7629)

 10.6(b)+ Third Amendment to Exhibit 10.6(a) dated September 17, 1999 (incorporated by reference to
            Exhibit 10(a)(2) of REI's Form 10-K for the year ended December 31, 2000, File No. 1-3187)

 10.7(a)+ Executive Life Insurance Plan of CenterPoint effective as of January 1, 1994 (incorporated by reference to Exhibit 10(q) of HI's Form 10-K for the year ended December 31, 1993, File
            No. 1-7629)

 10.7(b)+ First Amendment to Exhibit 10.7(a) effective as of January 1, 1994 (incorporated by reference to
            Exhibit 10 of HI's Form 10-Q for the quarter ended June 30, 1995, File No. 1-7629)

 10.7(c)+ Second Amendment to Exhibit 10.7(a) effective as of August 6, 1997 (incorporated by reference to
            Exhibit 10(s)(3) of REI's Form 10-K for the year ended December 31, 1997, File No. 1-3187)

 10.8(a)+ Long-Term Incentive Compensation Plan of CenterPoint effective as of January 1, 1989
            (incorporated by reference to Exhibit 10(c) of HI's Form 10-Q for the quarter ended June 30,
            1989, File No. 1-7629)

 10.8(b)+ First Amendment to Exhibit 10.8(a) effective as of January 1, 1990 (incorporated by reference to
            Exhibit 10(f)(2) of HI's Form 10-K for the year ended December 31, 1989, File No. 1-7629)

 10.8(c)+ Second Amendment to Exhibit 10.8(a) effective as of December 22, 1992 (incorporated by reference to Exhibit 10(k)(3) of HI's Form 10-K for the year ended December 31, 1992, File No. 1-7629)

 10.8(d)+ Third Amendment to Exhibit 10.8(a) effective as of August 6, 1997 (incorporated by reference to
            Exhibit 10(m)(4) of REI's Form 10-K for the year ended December 31, 1997, File No. 1-3187)

 10.9+    Retention Agreement effective October 15, 2001 between REI and David G. Tees (incorporated by reference to Exhibit 10(jj) of REI's Form 10-K for the year ended December 31, 2001, File
            No. 1-3187)

Exhibit No.                                           Description
-----------                                           -----------

 10.10(a)+  Deferred Compensation Plan of CenterPoint effective as of January 1, 1991 (incorporated by reference to Exhibit 10(d)(3) of HI's Form 10-K for the year ended December 31, 1990, File
              No. 1-7629)

 10.10(b)+  First Amendment to Exhibit 10.10(a) effective as of January 1, 1991 (incorporated by reference to Exhibit 10(j)(2) of HI's Form 10-K for the year ended December 31, 1991, File No. 1-7629)

 10.10(c)+  Second Amendment to Exhibit 10.10(a) effective as of March 30, 1992 (incorporated by reference to Exhibit 10(g) of HI's Form 10-Q for the quarter ended March 31, 1992, File No.
              1-7629)

 10.10(d)+  Third Amendment to Exhibit 10.10(a) effective as of June 2, 1993 (incorporated by reference to
              Exhibit 10(j)(4) of HI's Form 10-K for the year ended December 31, 1993, File No. 1-7629)

 10.10(e)+  Fourth Amendment to Exhibit 10.10(a) effective as of December 1, 1993 (incorporated by reference to Exhibit 10(j)(5) of HI's Form 10-K for the year ended December 31, 1993, File
              No. 1-7629)

 10.10(f)+  Fifth Amendment to Exhibit 10.10(a) effective as of September 7, 1994 (incorporated by reference to Exhibit 10(j)(6) of HI's Form 10-K for the year ended December 31, 1994, File
              No. 1-7629)

 10.10(g)+  Sixth Amendment to Exhibit 10.10(a) effective as of August 1, 1995 (incorporated by reference to Exhibit 10(b) of HI's Form 10-Q for the quarter ended June 30, 1995, File No. 1-7629)

 10.10(h)+  Seventh Amendment to Exhibit 10.10(a) effective as of December 1, 1995 (incorporated by reference to Exhibit 10(d) of HI's Form 10-Q for the quarter ended June 30, 1996, File
              No. 1-7629)

 10.10(i)+  Eighth Amendment to Exhibit 10.10(a) effective as of January 1, 1997 (incorporated by reference to Exhibit 10(d) of HI's Form 10-Q for the quarter ended June 30, 1997, File No. 1-7629)

 10.10(j)+  Ninth Amendment to Exhibit 10.10(a) effective in part August 6, 1997, in part October 1, 1997 and in part January 1, 1998 (incorporated by reference to Exhibit 10(l)(10) of REI's Form 10-
              K for the year ended December 31, 1997, File No. 1-3187)

 10.10(k)+  Tenth Amendment to Exhibit 10.10(a) effective as of September 3, 1997 (incorporated by reference to Exhibit 10(i)(11) of REI's Form 10-K for the year ended December 31, 1997, File
              No. 1-3187)

    10.11   Assignment and Assumption Agreement for the Technical Services Agreement entered into as of
              August 31, 2002, by and between Texas Genco, LP and REI.

    10.12   Undertaking to Comply with Certain Provisions of Option Agreement entered into as of August
              31, 2002 by Texas Genco Holdings, Inc.

   21.1**   Subsidiaries of Texas Genco Holdings, Inc.

     99.1   Information Statement

--------
*  To be filed by amendment.
** Previously filed.
+  Incorporated by reference.

                                  SIGNATURES

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          TEXAS GENCO HOLDINGS, INC.

Dated: November 22, 2002


                                              By: /S/  DAVID M. MCCLANAHAN
                                                  -----------------------------
                                                  Name: David M. McClanahan
                                                  Title: Chairman

                               INDEX TO EXHIBITS


Exhibit
  No.                                                Description
  ---                                                -----------

  3.1**   Form of Amended and Restated Articles of Incorporation

  3.2**   Form of Amended and Restated Bylaws

  4.1     Specimen Stock Certificate

 10.1     Form of Genco Separation Agreement

 10.2+    Texas Genco Option Agreement (incorporated by reference to Exhibit 10.4 of CenterPoint Energy
            Houston Electric, LLC's (Reliant Energy, Incorporated) ("REI") Form 10-Q for the quarter ended
            March 31, 2001, File No. 1-3187)

 10.3**   Form of Transition Services Agreement

 10.4+    Technical Services Agreement (incorporated by reference to Exhibit 10.3 of REI's Form 10-Q for the quarter ended March 31, 2001, File No. 1-3187)

 10.5**   Form of Tax Allocation Agreement

 10.6(a)+ Executive Benefit Plan of CenterPoint Energy, Inc. ("CenterPoint") and First and Second
            Amendments thereto effective as of June 1, 1982, July 1, 1984 and May 7, 1986, respectively
            (incorporated by reference to Exhibits 10(a)(1), (a)(2) and (a)(3) of Houston Industries
            Incorporated's ("HI") Form 10-Q for the quarter ended March 31, 1987, File. No. 1-7629)

 10.6(b)+ Third Amendment to Exhibit 10.6(a) dated September 17, 1999 (incorporated by reference to Exhibit 10(a)(2) of REI's Form 10-K for the year ended December 31, 2000, File No. 1-3187)

 10.7(a)+ Executive Life Insurance Plan of CenterPoint effective as of January 1, 1994 (incorporated by reference to Exhibit 10(q) of HI's Form 10-K for the year ended December 31, 1993, File
            No. 1-7629)

 10.7(b)+ First Amendment to Exhibit 10.7(a) effective as of January 1, 1994 (incorporated by reference to Exhibit 10 of HI's Form 10-Q for the quarter ended June 30, 1995, File No. 1-7629)

 10.7(c)+ Second Amendment to Exhibit 10.7(a) effective as of August 6, 1997 (incorporated by reference to Exhibit 10(s)(3) of REI's Form 10-K for the year ended December 31, 1997, File
            No. 1-3187)

 10.8(a)+ Long-Term Incentive Compensation Plan of CenterPoint effective as of January 1, 1989
            (incorporated by reference to Exhibit 10(c) of HI's Form 10-Q for the quarter ended June 30,
            1989, File No. 1-7629)

 10.8(b)+ First Amendment to Exhibit 10.8(a) effective as of January 1, 1990 (incorporated by reference to Exhibit 10(f)(2) of HI's Form 10-K for the year ended December 31, 1989, File
            No. 1-7629)

 10.8(c)+ Second Amendment to Exhibit 10.8(a) effective as of December 22, 1992 (incorporated by reference to Exhibit 10(k)(3) of HI's Form 10-K for the year ended December 31, 1992, File
            No. 1-7629)

 10.8(d)+ Third Amendment to Exhibit 10.8(a) effective as of August 6, 1997 (incorporated by reference to Exhibit 10(m)(4) of REI's Form 10-K for the year ended December 31, 1997, File
            No. 1-3187)

 10.9+    Retention Agreement effective October 15, 2001 between REI and David G. Tees (incorporated by reference to Exhibit 10(jj) of REI's Form 10-K for the year ended December 31, 2001, File
            No. 1-3187)

Exhibit No.                                           Description
-----------                                           -----------

 10.10(a)+  Deferred Compensation Plan of CenterPoint effective as of January 1, 1991 (incorporated by reference to Exhibit 10(d)(3) of HI's Form 10-K for the year ended December 31, 1990, File
              No. 1-7629)

 10.10(b)+  First Amendment to Exhibit 10.10(a) effective as of January 1, 1991 (incorporated by reference to Exhibit 10(j)(2) of HI's Form 10-K for the year ended December 31, 1991, File
              No. 1-7629)

 10.10(c)+  Second Amendment to Exhibit 10.10(a) effective as of March 30, 1992 (incorporated by reference to Exhibit 10(g) of HI's Form 10-Q for the quarter ended March 31, 1992, File
              No. 1-7629)

 10.10(d)+  Third Amendment to Exhibit 10.10(a) effective as of June 2, 1993 (incorporated by reference to
              Exhibit 10(j)(4) of HI's Form 10-K for the year ended December 31, 1993, File No. 1-7629)

 10.10(e)+  Fourth Amendment to Exhibit 10.10(a) effective as of December 1, 1993 (incorporated by reference to Exhibit 10(j)(5) of HI's Form 10-K for the year ended December 31, 1993, File
              No. 1-7629)

 10.10(f)+  Fifth Amendment to Exhibit 10.10(a) effective as of September 7, 1994 (incorporated by reference to Exhibit 10(j)(6) of HI's Form 10-K for the year ended December 31, 1994, File
              No. 1-7629)

 10.10(g)+  Sixth Amendment to Exhibit 10.10(a) effective as of August 1, 1995 (incorporated by reference to Exhibit 10(b) of HI's Form 10-Q for the quarter ended June 30, 1995, File No. 1-7629)

 10.10(h)+  Seventh Amendment to Exhibit 10.10(a) effective as of December 1, 1995 (incorporated by reference to Exhibit 10(d) of HI's Form 10-Q for the quarter ended June 30, 1996, File
              No. 1-7629)

 10.10(i)+  Eighth Amendment to Exhibit 10.10(a) effective as of January 1, 1997 (incorporated by reference to Exhibit 10(d) of HI's Form 10-Q for the quarter ended June 30, 1997, File No. 1-7629)

 10.10(j)+  Ninth Amendment to Exhibit 10.10(a) effective in part August 6, 1997, in part October 1, 1997 and in part January 1, 1998 (incorporated by reference to Exhibit 10(l)(10) of REI's Form 10-
              K for the year ended December 31, 1997, File No. 1-3187)

 10.10(k)+  Tenth Amendment to Exhibit 10.10(a) effective as of September 3, 1997 (incorporated by reference to Exhibit 10(i)(11) of REI's Form 10-K for the year ended December 31, 1997, File
              No. 1-3187)

    10.11   Assignment and Assumption Agreement for the Technical Services Agreement entered into as of
              August 31, 2002, by and between Texas Genco, LP and REI.

    10.12   Undertaking to Comply with Certain Provisions of Option Agreement entered into as of August
              31, 2002 by Texas Genco Holdings, Inc.

   21.1**   Subsidiaries of Texas Genco Holdings, Inc.

     99.1   Information Statement

--------
*  To be filed by amendment.
** Previously filed.
+  Incorporated by reference.